AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

VARIABLE ACCOUNT I
GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

VARIABLE ACCOUNT II
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED JANUARY 24, 2011
TO PROSPECTUSES DATED MAY 3, 2010

          American General Life Insurance Company of Delaware ("AGL of Delaware") is amending its variable universal life insurance Policy and variable annuity Contract prospectuses for the sole purpose of replacing information in the "American General Life Insurance Company of Delaware" section of the prospectuses.

          The following paragraphs replace the third paragraph under the "American General Life Insurance Company of Delaware" section of the prospectuses:

          On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

          On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury will be a majority shareholder of AIG Common Stock. These transactions do not alter AGL of Delaware's obligations to you.

          Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.